Note 21 - Comprehensive Income (Details Textual) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Other Comprehensive Income (Loss), Net of Tax, Total	$ (948)	$ (8,083)
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), before Reclassification, after Tax	(3,373)	(8,127)
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), Reclassification, after Tax	2,394	13
Amounts Reclassified From Net Settlements on Interest Rate Swaps Qualifying for Hedge Accounting to Depreciation	(31)	(31)
Comprehensive Income (Loss), Net of Tax, Attributable to Parent, Total	$ 157,809	$ (51,530)